UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2005

      Date of report (date of earliest event reported)

ATLANTIC COAST ENTERTAINMENT

HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110484 (Commission File Number)	54-2131349 (Commission File Number)

c/o Sands Hotel & Casino

Indiana Avenue & Brighton Park, 9th Floor
Atlantic City, New Jersey 08401
(Address of principal executive offices)(Zip code)

(609) 441-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report on Form 8-K, unless the context otherwise requires, the terms “we,” “us,” “the Company,” and “Atlantic Holdings” refer to Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation, and its subsidiaries.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 27, 2005, the audit committee of Atlantic Holdings concluded that the previously issued financial statements for all periods prior to the transfer of substantially all of the assets of GB Holdings, Inc. to Atlantic Holdings should have been presented on a combined basis, similar to a pooling of interests. Accordingly, the audit committee concluded that the previously issued audited financial statements contained in our annual report on Form 10-K for the year ended December 31, 2004, and the previously issued unaudited financial statements contained in our quarterly reports on Form 10-Q for the quarter ended March 31, 2005 and the quarter ended September 30, 2004, should not be relied upon due to the omission of financial statements prior to the transfer of substantially all the assets of GB Holdings to Atlantic Holdings. Atlantic Holdings was a wholly-owned subsidiary of GB Holdings from its date of inception on October 30, 2003 until May 17, 2005. We believe that the transfer of substantially all of the assets of GB Holdings on July 22, 2004 resulted in a combination of entities under common control for accounting purposes, and therefore the historical financial statements prior to the transfer of assets to Atlantic Holdings should have been presented on a combined basis, similar to a pooling of interests. We believe it is appropriate to restate our financial statements to reflect our financial results on a combined basis with the financial results of GB Holdings as of December 31, 2003 and for the three years ended December 31, 2004, 2003, and 2002 and for the three months ended March 31, 2004. Accordingly, we intend to promptly file a Form 10-K/ A for the year ended December 31, 2004 to restate such audited financial statements and a Form 10-Q/ A for the three month period ended March 31, 2005 to restate such unaudited financial statements.

After analyzing the treatment of the transfer, on July 22, 2004, of substantially all the assets of GB Holdings to Atlantic Holdings, authorized officers of Atlantic Holdings discussed the matters disclosed in this report with KPMG LLP, our independent registered public accountants during the periods covered by the reports. Thereafter, management reviewed the issues with the audit committee which approved the action recommended by management and described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Coast Entertainment Holdings, Inc.

Dated: July 2, 2005

By:	/s/ DENISE BARTON
Denise Barton Chief Financial Officer